Exhibit 99.1

For Immediate Release:	Contact:	Douglas R. Jamieson
President and Chief Operating Officer
(914) 921-5020

For further information please visit
www.gabelli.com

GAMCO Investors, Inc. Reports Third Quarter Results
•	Third Quarter Earnings of $0.59 per diluted share
•	Average AUM at $42.7 billion

Rye, New York, November 4, 2015 – GAMCO Investors, Inc. (“GAMCO”) (NYSE: GBL) today reported its 2015 third quarter results including revenues of $96.5 million, net income of $15.0 million and earnings of $0.59 per diluted share.  On a comparable basis, revenues were $110.9 million, net income was $23.7 million, and earnings were $0.93 per diluted share in the third quarter of 2014.

Average Assets Under Management (“AUM”) were $42.7 billion for the third quarter of 2015 versus $46.4 billion for the second quarter of 2015 and $48.4 billion for the third quarter of 2014.

Financial Highlights	Q3	Q3			YTD		YTD
($'s in 000's except AUM and per share data)	2015	2014		%D	2015		2014	%D

AUM - end of period (in millions)	$39,576	$46,947		(15.7%)	$39,576		$46,947	(15.7%)
AUM - average (in millions)	42,661	48,399		(11.9)	45,286		47,840	(5.3)

Revenues	96,546	110,858		(12.9)	303,095		323,631	(6.3)

Operating income before management fee (a)	38,878	47,342	(b)	(17.9)	116,450	(c)	131,250	(11.3)
Operating margin before management fee	40.3%	42.7%			38.4%		40.6%

Operating income	36,196	43,586	(b)	(17.0)	105,090	(c)	117,622	(10.7)
Operating margin	37.5%	39.3%			34.7%		36.3%

Other income/(expense), net	(12,500)	(9,989)			(3,286)		5,025

Income before income taxes	23,696	33,597		(29.5)	101,804		122,647	(17.0)
Effective tax rate	39.0%	38.8%			37.9%		36.5%

Net income	14,969	23,665		(36.7)	63,846		80,569	(20.8)

Net income per share	$0.59	$0.93		(36.6%)	$2.52		$3.15	(20.0%)

Shares outstanding at September 30	25,538 (d)	25,879			25,538		25,879

(a) See GAAP to non-GAAP reconciliation on page 10.
(b) Third quarter 2015 included $0.5 million of incremental costs as compared to third quarter 2014.
(c) Year to date 2015 included $4.1 million of incremental costs as compared to year to date 2014:
$1.0 million for the launch of a new closed-end fund; $1.5 million for potential firm restructuring; and $1.6 million in RSA expense.
(d) Shares outstanding consist of 24,849 non-RSA shares and 689 RSA shares. 556 RSAs are outstanding at October 31, 2015.

Assets Under Management

				% Change From
	September 30,	June 30,	September 30,	June 30,	September 30,
	2015	2015	2014	2015	2014
Equities:
Open-end Funds	$14,075	$15,984	$17,458	(11.9%)	(19.4%)
Closed-end Funds	6,205	6,981	6,963	(11.1)	(10.9)
Institutional & PWM - direct	13,190	16,011	16,223	(17.6)	(18.7)
Institutional & PWM - sub-advisory	3,302	3,703	3,525	(10.8)	(6.3)
Investment Partnerships	947	937	899	1.1	5.3
SICAV (a)	174	152	121	14.5	43.8
Total Equities	37,893	43,768	45,189	(13.4)	(16.1)
Fixed Income:
Money-Market Fund	1,637	1,600	1,698	2.3	(3.6)
Institutional & PWM	45	46	60	(2.2)	(25.0)
Total Fixed Income	1,682	1,646	1,758	2.2	(4.3)
Total Assets Under Management	$39,575	$45,414	$46,947	(12.9)	(15.7)

(a)  Includes $42 million, $45 million and $70 million of seed capital at September 30, 2015, June 30, 2015 and September 30, 2014, respectively.

Our third quarter 2015 decline in AUM was due to market depreciation of $3.8 billion, net outflows of $1.9 billion and open- and closed-end fund net distributions of $122 million.

Revenues

-
Total revenues for the third quarter of 2015 were $96.5 million, down 12.9% from $110.9 million in the prior year, reflecting lesser fees earned in investment advisory services on lower assets, in distribution and other income and in institutional research services.

-
Investment advisory fees, excluding incentive fees, were lower at $82.2 million in the third quarter of 2015 from $92.6 million in the comparable 2014 quarter.  Revenues in our open-end and closed-end funds and Institutional and Private Wealth Management decreased due to a decline of average AUM in the open-end and closed-end funds and lower billable assets in our Institutional and Private Wealth Management accounts which were partially offset by revenue increases in investment partnerships on higher levels of average AUM.

-	Incentive fees earned were $0.1 million during both the 2015 and 2014 third quarters.

-
Distribution fees from our open-end equity funds and other income were $12.3 million for the third quarter 2015, a reduction of $3.4 million, or 21.7%, from $15.7 million in the prior year quarter.  Driving this decrease is a 16.3% decline in quarter over quarter average AUM and a shift from share classes with a distribution fees to Class I shares for which we do not collect a distribution fee.

-	Our institutional research services revenues were $2.1 million in the third quarter 2015, compared to $2.5 million in the prior year period.

Operating Income – Third Quarter

Operating income, which is net of management fee expense decreased 17.0%, or $7.4 million, to $36.2 million in the third quarter of 2015 versus $43.6 million in the prior year period.  Management fee expense, which is entirely variable, is based on pre-tax income.  The third quarter of 2015 was impacted by lower revenues and $0.5 million of incremental non-cash expenses related to RSAs issued subsequent to the third quarter of 2014.  The third quarter of 2014 was positively impacted by a reimbursement of $0.9 million relating to previously incurred expenses.  Excluding those incremental costs and reimbursements identified above, adjusted operating income was $36.7 million in the third quarter of 2015, a decline of $6.0 million, from the $42.7 million in the third quarter of 2014.

Operating income before management fee was $38.9 million in the third quarter 2015 versus $47.3 million in the third quarter 2014.  Operating margin before management fee was 40.3% versus 42.7% in the third quarter of 2014.  Excluding those incremental costs identified above, adjusted operating income before management fee was $39.4 million in the third quarter of 2015 as compared to $46.5 million in the third quarter of 2014.  Operating margins, before management fee and adjusted for those items identified above, was 40.8% in the 2015 quarter as compared to 41.9% in the 2014 quarter.  Management believes evaluating operating income before management fee is an important measure in analyzing the Company’s operating results.  Further information regarding Non-GAAP measures is included in Notes on Non-GAAP Financial Measures and Table V included elsewhere herein.

Other income (expense)

We recognized net other expense of $12.5 million in the 2015 quarter versus an expense of $10.0 million in the third quarter of 2014.  Investment losses were $11.5 million in the 2015 quarter versus $9.1 million in the 2014 quarter.  Dividend and interest income were $0.9 million in the 2015 quarter versus $1.1 million in the 2014 quarter.  Interest expense was $1.9 million in the 2015 quarter versus $2.0 million in the 2014 quarter.

Income Taxes

The firm’s effective tax rate (“ETR”) for the quarter ended September 30, 2015 was 39.0% versus 38.8% for the quarter ended September 30, 2014.

Business and Investment Highlights

-
On October 19, 2015, shareholders of the Bancroft Fund and the Ellsworth Growth and Income Fund approved the change in advisor to Gabelli Funds.  Gabelli will form the Dinsmore Group.  Tom Dinsmore, Jane O’Keeffe, and James Dinsmore will continue to manage the Bancroft and Ellsworth Growth and Income closed-end funds.

-	In September 2015, Gabelli & Company hosted its 20th Annual Aircraft Supplier Conference featuring presentations by senior management of several leading aerospace and defense companies.

-
On October 13, 2015, GAMCO announced that its Board of Directors had again adopted a $0.25 per share contribution under its existing Shareholder Designated Charitable Contribution Program for all registered shareholders.  In 2013, GAMCO donated $5.3 million to 85 different charities and in 2014 donated $5.5 million to 80 different charities on behalf of its shareholders.

-	On November 2, 2015, the Company announced the spin-off of Associated Capital Group, Inc. (“AC”) to GBL shareholders of one share of AC for each share of GBL owned on the record date.

Balance Sheet

We ended the quarter with cash and investments, excluding noncontrolling interests, of $768.6 million, debt of $106.8 million ($106.9 million face value) and equity attributable to GAMCO shareholders of $562.6 million.  We have $500 million available on our universal shelf registration.  Together with earnings from operations, the shelf provides us with flexibility to do acquisitions, lift-outs, seed new investment strategies, and co-invest, as well as to fund shareholder compensation, including share repurchases and dividends.

Shareholder Compensation

During the quarter ended September 30, 2015, we returned $12.3 million of our earnings to shareholders through dividends and stock repurchases.  We repurchased 172,007 shares at an average price of $61.11 per share, for a total investment of $10.5 million and distributed $1.8 million in dividends.   Since our IPO, in February 1999, we have returned $906 million in total to shareholders of which $484 million was in the form of dividends and $422 million was through stock buybacks of 9,447,513 shares at an average investment of $44.70 per share.

On November 4, 2015, GAMCO’s Board of Directors declared a regular quarterly dividend of $0.07 per share payable on December 29, 2015 to its Class A and Class B shareholders of record on December 15, 2015.

About GAMCO Investors, Inc.

GAMCO Investors, Inc., through its subsidiaries, manages private advisory accounts (GAMCO Asset Management Inc.), open-end funds and closed-end funds (Gabelli Funds, LLC), and partnerships and offshore funds (Gabelli Securities, Inc.).

About GAMCO Investors, Inc.

GAMCO Investors, Inc., through its subsidiaries, manages private advisory accounts (GAMCO Asset Management Inc.), mutual funds and closed-end funds (Gabelli Funds, LLC), and partnerships and offshore funds (Gabelli Securities, Inc.).

NOTES ON NON-GAAP FINANCIAL MEASURES

A.
Operating income before management fee expense is used by management to evaluate its business operations.  We believe this measure is useful in illustrating the operating results of GAMCO Investors, Inc. (the “Company”) as management fee expense is based on pre-tax income before management fee expense, which includes non-operating items including investment gains and losses from the Company’s proprietary investment portfolio and interest expense.  The reconciliation of operating income before management fee expense to operating income is provided in Table V.

B.
Operating income before management fee expense per share and other income/(expense), net per share are used by management for purposes of evaluating its business operations.  We believe these measures are useful in comparing the operating and non-operating results of the Company for the purposes of understanding the composition of net income per fully diluted share.  The negative swings in other income/(expense), net of $0.15 and $0.27 per fully diluted share for the quarter and year to date, respectively, are derived by making certain necessary adjustments, as shown in the table below, to arrive at a net impact for each period and then calculating the difference.  The reconciliation of operating income before management fee expense per share and other income/(expense), net per share to net income per fully diluted share, is provided below.

	3rd Quarter		YTD September
	2015	2014	2015	2014
Operating income before management fee	$38,878	$47,342	$116,450	$131,250
Management fee expense	(3,932)	(4,755)	(11,689)	(13,125)
Tax expense	(13,634)	(16,536)	(39,668)	(43,144)
Noncontrolling interest expense	78	66	276	236
Operating income (after management fee and taxes)	21,390	26,117	65,369	75,217
Per fully diluted share	$0.84	$1.03	$2.58	$2.94

Other income/(expense), net	$(12,500)	$(9,989)	$(3,286)	$5,025
Management fee (expense)/benefit	1,250	999	329	(503)
Tax (expense)/benefit	4,389	3,491	1,121	(1,652)
Noncontrolling interest (expense)/benefit	440	3,047	313	2,482
Other income, net (after management fee and taxes)	$(6,421)	$(2,452)	$(1,523)	$5,352
Per fully diluted share	$(0.25)	$(0.10)	$(0.06)	$0.21

Net income per fully diluted share	$0.59	$0.93	$2.52	$3.15
Diluted weighted average shares outstanding	25,241	25,517	25,337	25,595
Actual shares outstanding	25,538	25,879	25,538	25,879
RSA shares outstanding (included in actual shares outstanding)	689	640	689	640

C.
Adjusted operating income and adjusted operating income before management fee expense is used by management to evaluate its ongoing business operations.  We believe this measure is useful in evaluating the ongoing operating results of the Company absent any of these adjustments.

		3rd Quarter		YTD September
		2015	2014	2015	2014
Operating income before management fee		$38,878	$47,342	$116,450	$131,250
Adjustments:
Add back:	Incremental RSA expense	489	-	1,636	-
Costs to launch Closed-end fund		-	-	1,000	-
Costs related to potential firm restructuring		-	-	1,475	-
Deduct:	Reimbursement of prior year expense	-	(848)	-	(1,286)
Adjusted operating income before management fee		39,367	46,494	120,561	129,964
Adjusted operating margin before management fee		40.8%	41.9%	39.8%	40.2%

		3rd Quarter		YTD September
		2015	2014	2015	2014
Operating income		$36,196	$43,586	$105,090	$117,622
Adjustments:
Add back:	Incremental RSA expense	489	-	1,636	-
Costs to launch Closed-end fund		-	-	1,000	-
Costs related to potential firm restructuring		-	-	1,475	-
Deduct:	Reimbursement of prior year expense	-	(848)	-	(1,286)
Adjusted operating income		36,685	42,738	109,201	116,336
Adjusted operating margin		38.0%	38.6%	36.0%	35.9%

The Company reported Assets Under Management as follows (in millions):

Table I: Fund Flows - 3rd Quarter 2015
				Fund
		Market		distributions,
	June 30,	appreciation/	Net cash	net of	September 30,
	2015	(depreciation)	flows	reinvestments	2015
Equities:
Open-end Funds	$15,984	$(1,289)	$(606)	$(14)	$14,075
Closed-end Funds	6,981	(663)	(5)	(108)	6,205
Institutional & PWM - direct	16,011	(1,497)	(1,324)	-	13,190
Institutional & PWM - sub-advisory	3,703	(345)	(56)	-	3,302
Investment Partnerships	937	(31)	41	-	947
SICAV (a)	152	(5)	27	-	174
Total Equities	43,768	(3,830)	(1,923)	(122)	37,893
Fixed Income:
Money-Market Fund	1,600	-	37	-	1,637
Institutional & PWM	46	-	(1)	-	45
Total Fixed Income	1,646	-	36	-	1,682
Total Assets Under Management	$45,414	$(3,830)	$(1,887)	$(122)	$39,575

(a)  Includes $45 million and $42 million of seed capital at June 30, 2015 and September 30, 2015, respectively.

Table II: Fund Flows - Year to date September 2015
				Fund
		Market		distributions,
	December 31,	appreciation/	Net cash	net of	September 30,
	2014	(depreciation)	flows	reinvestments	2015
Equities:
Open-end Funds	$17,684	$(1,210)	$(2,343)	$(56)	$14,075
Closed-end Funds	6,949	(541)	138	(341)	6,205
Institutional & PWM - direct	16,597	(1,372)	(2,035)	-	13,190
Institutional & PWM - sub-advisory	3,704	(202)	(200)	-	3,302
Investment Partnerships	905	(4)	46	-	947
SICAV (a)	135	(8)	47	-	174
Total Equities	45,974	(3,337)	(4,347)	(397)	37,893
Fixed Income:
Money-Market Fund	1,455	-	182	-	1,637
Institutional & PWM	58	-	(13)	-	45
Total Fixed Income	1,513	-	169	-	1,682
Total Assets Under Management	$47,487	$(3,337)	$(4,178)	$(397)	$39,575

(a)  Includes $71 million and $42 million of seed capital at December 31, 2014 and September 30, 2015, respectively.

Table III

GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	For the Quarter Ended September 30,
			% Inc.
	2015	2014	(Dec.)

Investment advisory and incentive fees	$82,182	$92,591	(11.2%)
Distribution fees and other income	12,301	15,727	(21.8)
Institutional research services	2,063	2,540	(18.8)
Total revenues	96,546	110,858	(12.9)

Compensation costs	39,731	43,316	(8.3)
Distribution costs	12,344	15,101	(18.3)
Other operating expenses	5,593	5,099	9.7
Total expenses	57,668	63,516	(9.2)

Operating income before management fee	38,878	47,342	(17.9)

Investment loss	(10,583)	(8,002)
Interest expense	(1,917)	(1,987)
Other income/(expense), net	(12,500)	(9,989)

Income before management fee and income taxes	26,378	37,353	(29.4)
Management fee expense	2,682	3,756
Income before income taxes	23,696	33,597	(29.5)
Income tax expense	9,245	13,045
Net income	14,451	20,552	(29.7)
Net loss attributable to noncontrolling interests	(518)	(3,113)
Net income attributable to GAMCO Investors, Inc.	$14,969	$23,665	(36.7)

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$0.60	$0.94	(36.2)

Diluted	$0.59	$0.93	(36.6)

Weighted average shares outstanding:
Basic	24,947	25,296	(1.4)

Diluted	25,241	25,517	(1.1)

Actual shares outstanding (a)	25,538	25,879	(1.3)

Notes:
(a) Includes 688,550 and 639,750 of RSAs, respectively.
See GAAP to non-GAAP reconciliation on page 10.

Table IV

GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	For the Nine Months Ended September 30,
			% Inc.
	2015	2014	(Dec.)

Investment advisory and incentive fees	$257,563	$270,544	(4.8%)
Distribution fees and other income	39,402	46,367	(15.0)
Institutional research services	6,130	6,720	(8.8)
Total revenues	303,095	323,631	(6.3)

Compensation costs	127,627	131,258	(2.8)
Distribution costs	39,747	44,087	(9.8)
Other operating expenses	19,271	17,036	13.1
Total expenses	186,645	192,381	(3.0)

Operating income before management fee	116,450	131,250	(11.3)

Investment loss	2,613	11,025
Interest expense	(5,899)	(6,000)
Other income/(expense), net	(3,286)	5,025

Income before management fee and income taxes	113,164	136,275	(17.0)
Management fee expense	11,360	13,628
Income before income taxes	101,804	122,647	(17.0)
Income tax expense	38,547	44,796
Net income	63,257	77,851	(18.7)
Net loss attributable to noncontrolling interests	(589)	(2,718)
Net income attributable to GAMCO Investors, Inc.	$63,846	$80,569	(20.8)

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$2.55	$3.17	(19.6)

Diluted	$2.52	$3.15	(20.0)

Weighted average shares outstanding:
Basic	25,047	25,385	(1.3)

Diluted	25,337	25,595	(1.0)

Actual shares outstanding (a)	25,538	25,879	(1.3)

Notes:
(a) Includes 688,550 and 639,750 of RSAs, respectively.
See GAAP to non-GAAP reconciliation on page 10.

Table V
GAMCO INVESTORS, INC.
UNAUDITED QUARTERLY CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	2015				2014
	1st	2nd	3rd		1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	YTD	Quarter	Quarter	Quarter	Quarter	Full Year
Income Statement Data:

Revenues	$103,845	$102,704	$96,546	$303,095	$104,477	$108,296	$110,858	$116,751	$440,382

Expenses	65,463	63,514	57,668	186,645	63,250	65,615	63,516	69,848	262,229

Operating income before
management fee	38,382	39,190	38,878	116,450	41,227	42,681	47,342	46,903	178,153

Investment income/(loss)	8,012	5,184	(10,583)	2,613	8,085	11,076	(8,002)	5,119	16,278
Interest expense	(2,019)	(1,963)	(1,917)	(5,899)	(1,992)	(2,021)	(1,987)	(2,049)	(8,049)
Shareholder-designated contribution	-	-		-	-	(134)	-	-	(134)
Other income/(expense), net	5,993	3,221	(12,500)	(3,286)	6,093	8,921	(9,989)	3,070	8,095

Income before management
fee and income taxes	44,375	42,411	26,378	113,164	47,320	51,602	37,353	49,973	186,248
Management fee expense	4,437	4,241	2,682	11,360	4,728	5,144	3,756	4,999	18,627
Income before income taxes	39,938	38,170	23,696	101,804	42,592	46,458	33,597	44,974	167,621
Income tax expense	15,179	14,123	9,245	38,547	14,616	17,135	13,045	17,709	62,505
Net income	24,759	24,047	14,451	63,257	27,976	29,323	20,552	27,265	105,116
Net income/(loss) attributable
to noncontrolling interests	(17)	(54)	(518)	(589)	22	373	(3,113)	(1,556)	(4,274)
Net income attributable to
GAMCO Investors, Inc.	$24,776	$24,101	$14,969	$63,846	$27,954	$28,950	$23,665	$28,821	$109,390

Net income per share
attributable to GAMCO
Investors, Inc.:
Basic	$0.99	$0.96	$0.60	$2.55	$1.10	$1.14	$0.94	$1.14	$4.32

Diluted	$0.97	$0.95	$0.59	$2.52	$1.09	$1.13	$0.93	$1.13	$4.28

Weighted average shares outstanding:
Basic	25,132	25,065	24,947	25,047	25,481	25,381	25,296	25,184	25,335

Diluted	25,414	25,358	25,241	25,337	25,684	25,586	25,517	25,449	25,558
Reconciliation of non-GAAP
financial measures to GAAP:
Operating income before
management fee	38,382	39,190	38,878	116,450	41,227	42,681	47,342	46,903	178,153
Deduct: management fee expense	4,437	4,241	2,682	11,360	4,728	5,144	3,756	4,999	18,627
Operating income	$33,945	$34,949	$36,196	$105,090	$36,499	$37,537	$43,586	$41,904	$159,526

Operating margin before
management fee	37.0%	38.2%	40.3%	38.4%	39.5%	39.4%	42.7%	40.2%	40.5%
Operating margin after
management fee	32.7%	34.0%	37.5%	34.7%	34.9%	34.7%	39.3%	35.9%	36.2%

Table VI
GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in thousands, except per share data)

	September 30,	December 31,	September 30,
	2015	2014	2014

ASSETS

Cash and cash equivalents	$425,616	$298,224	$358,421
Investments (a)	342,988	406,711	401,584
Receivable from brokers	52,918	76,079	79,885
Other receivables	34,767	67,228	40,569
Income tax receivable	2,409	2,477	2,433
Other assets	13,971	15,711	15,868

Total assets	$872,669	$866,430	$898,760

LIABILITIES AND EQUITY

Payable to brokers	$49,074	$43,409	$46,790
Income taxes payable and deferred tax liabilities	10,529	27,939	27,412
Compensation payable	88,747	39,983	93,535
Securities sold short, not yet purchased	5,577	10,595	14,180
Accrued expenses and other liabilities	40,694	36,212	37,583
Sub-total	194,621	158,138	219,500

5.875% Senior notes (due June 1, 2021)	100,000	100,000	100,000
0% Subordinated Debentures (due December 31, 2015) (b)	6,750	12,163	11,941
Total debt	106,750	112,163	111,941
Total liabilities	301,371	270,301	331,441

Redeemable noncontrolling interests	6,018	68,334	56,086

GAMCO Investors, Inc.'s stockholders' equity	562,645	525,061	508,494
Noncontrolling interests	2,635	2,734	2,739
Total equity	565,280	527,795	511,233

Total liabilities and equity	$872,669	$866,430	$898,760

(a) Includes investments in sponsored registered investment companies of $115.0 million, $39.5 million and $39.5 million, respectively.
(b) The 0% Subordinated Debentures due December 31, 2015 have a face value of $6.9 million, $13.1 million and $13.1 million, respectively.

SPECIAL NOTE REGARDING FORWARD-LOOKING INFORMATION

The financial results set forth in this press release are preliminary. Our disclosure and analysis in this press release, which do not present historical information, contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  Forward-looking statements convey our current expectations or forecasts of future events. You can identify these statements because they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning. They also appear in any discussion of future operating or financial performance. In particular, these include statements relating to future actions, future performance of our products, expenses, the outcome of any legal proceedings, and financial results.  Although we believe that we are basing our expectations and beliefs on reasonable assumptions within the bounds of what we currently know about our business and operations, the economy and other conditions, there can be no assurance that our actual results will not differ materially from what we expect or believe.  Therefore, you should proceed with caution in relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that are difficult to predict and could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements.  Some of the factors that could cause our actual results to differ from our expectations or beliefs include a decline in the securities markets that adversely affect our assets under management, negative performance of our products, the failure to perform as required under our investment management agreements, a general downturn in the economy that negatively impacts our operations. We also direct your attention to the more specific discussions of these and other risks, uncertainties and other important factors  contained in our Form 10-K and other public filings.  Other factors that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake to update publicly any forward-looking statements if we subsequently learn that we are unlikely to achieve our expectations whether as a result of new information, future developments or otherwise, except as may be required by law.